LIBERTY LARGE COMPANY INDEX FUND
                        LIBERTY SMALL COMPANY INDEX FUND
                        LIBERTY U.S. TREASURY INDEX FUND

                           Supplement to Prospectuses
                 For Class A, B and C Shares and Class Z Shares
                             Dated November 25, 2002

         The first paragraph under Distribution Options in the section YOUR ACCOUNT; OTHER INFORMATION ABOUT YOUR ACCOUNT is revised in its entirety as follows:

The Large Company and Small Company Funds distribute dividends annually and declare and pay any capital gains (including short-term capital gains) at least annually. The Treasury Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends for the Treasury Fund begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.



                                                                 January 8, 2003